[USAA                           USAA INVESTMENT TRUST
 EAGLE                      SUPPLEMENT DATED DECEMBER 1, 2005
 LOGO (R)]                  TO THE CORNERSTONE STRATEGY FUND
                                        PROSPECTUS
                                   DATED OCTOBER 1, 2005


This supplement describes important changes affecting the USAA Cornerstone Strategy Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). The Board approved proposals by IMCO to enter into a subadvisory agreement with Batterymarch Financial Management, Inc. (Batterymarch) with respect to a portion of the U.S. stocks and international stocks investment categories of the Fund. In determining to hire Batterymarch as an additional subadviser for the Fund beginning on December 1, 2005, the Board considered numerous factors including, without limitation, the following: (1) the potential benefits of having Batterymarch manage a portion of the Fund's assets using its new "best ideas" global investment strategy, which permits Batterymarch to invest in equity securities of any investment style or geographic location; (2) the reasonableness of the fees proposed to be paid to Batterymarch for these services; and (3) the likelihood that IMCO will be able to work together effectively with Batterymarch to pursue the Fund's investment objective.

Batterymarch expects to realign portions of the U.S. stocks and international stocks investment categories to reflect its proprietary investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. Any capital gains experienced or realized for this transition will impact the 2006 distributions.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2005 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND PARAGRAPH ON PAGE 2 OF THE PROSPECTUS.

We are the Fund's investment adviser. We manage a portion of the U.S. stocks investment category that is invested in exchange-traded funds (ETFs), as well as the bonds and money market instruments, and precious metals and minerals securities investment categories of the Fund. We have retained Wellington Management Company, LLP (Wellington Management) to serve as subadviser for the real estate securities investment category and a portion of the U.S. stocks investment category of the Fund, Batterymarch Financial Management, Inc. (Batterymarch) to serve as subadviser for a portion of the U.S. stocks and international stocks investment categories of the Fund, and MFS Investment Management (MFS) to serve as subadviser for a portion of the international stocks investment category of the Fund.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 6 OF THE PROSPECTUS.

This may be particularly true for the period prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the U.S. stocks and real estate securities investment categories of the Fund, and MFS assumed day-to-day management of the international stocks investment category of the Fund, and December 1, 2005, which is the date on which Batterymarch assumed day-to-day management of a portion of the U.S. stocks and international stocks investment categories of the Fund. Prior to that date, IMCO was solely responsible for managing the Fund's assets.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST PARAGRAPH UNDER "HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?" ON PAGE 13 OF THE PROSPECTUS.

With respect to the portion of the Fund's assets managed by Wellington Management, Wellington Management will consider purchasing stocks that exhibit the following characteristics:

IN THE SECOND AND LAST PARAGRAPH ON PAGE 13 OF THE PROSPECTUS REPLACE "THE FUND" TO "THIS PORTION OF THE FUND."

INSERT THE FOLLOWING INFORMATION BEFORE THE LAST PARAGRAPH ON PAGE 13 OF THE PROSPECTUS.

With respect to the portion of the Fund's assets managed by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI World Index. Generally, this portion of the Fund will be rebalanced at least quarterly and stocks ranked in the sell category will be sold with the proceeds redeployed to buy ranked stocks. When rebalancing, sector weightings will be aligned with the sector weightings of the MSCI World Index.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST SENTENCE UNDER "HOW ARE THE DECISIONS TO BUY AND SELL INTERNATIONAL STOCKS MADE?" ON PAGE 14 OF THE PROSPECTUS.

With respect to this portion of the Fund's assets managed by MFS, MFS seeks to identify investment opportunities that offer above-average growth at attractive valuations.

INSERT THE FOLLOWING PARAGRAPH BEFORE THE BONDS AND MONEY MARKET INSTRUMENTS SECTION ON PAGE 15 OF THE PROSPECTUS.

With respect to the portion of this Fund's assets managed by Batterymarch, Batterymarch uses a bottom-up, quantitative stock selection process, which is based upon fundamental principles. The core of this process is a proprietary stock selection model, which ranks all of the stocks in Batterymarch's investable universe across six major dimensions: cash flow, earnings growth, expectations, value, technical, and corporate signals (for U.S. equities)/opinions (for non-U.S. equities). The process is customized by sector for U.S. equities, by region/sector for non-U.S. developed market equities and by country for emerging markets equities. Batterymarch seeks to invest in companies that it believes have strong fundamentals, typically with lower price-to-earnings ratios and higher forward growth rates than the underlying benchmark. Batterymarch may invest through initial public offerings of companies meeting these criteria. All stocks within the investable universe are ranked within the global sectors defined by the MSCI World Index. Generally, this portion of the Fund will be rebalanced at least quarterly and stocks ranked in the sell category will be sold with the proceeds redeployed to buy ranked stocks. When rebalancing, sector weightings will be aligned with the sector weightings of the MSCI World Index.

DELETE THE FIRST TWO PARAGRAPHS UNDER THE SECTION "U.S. STOCKS, REAL ESTATE SECURITIES, AND INTERNATIONAL STOCKS" ON PAGE 24 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

We have entered into Investment Subadvisory Agreements with Wellington Management, Batterymarch, and MFS, under which Wellington Management, Batterymarch, and MFS provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

Wellington Management, Batterymarch, and MFS are compensated directly by IMCO and not by the Fund.

INSERT THE FOLLOWING INFORMATION AFTER THE FIRST PARAGRAPH ON PAGE 25 OF THE PROSPECTUS.

Batterymarch is a registered investment adviser founded in 1969 and located at 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch provides asset management services primarily for corporations, pension plans, investment companies (including mutual funds), endowments, foundations, and state and municipal and foreign governmental entities. As of September 30, 2005, Batterymarch had assets under management of approximately $14.7 billion.

INSERT THE FOLLOWING INFORMATION AFTER THE SECOND PARAGRAPH ON PAGE 26 OF THE PROSPECTUS.

BATTERYMARCH

Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The investment teams are organized according to investment mandate and are responsible for managing all accounts in accordance with their respective mandates. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing, and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

Members of Batterymarch's U.S., international, and emerging markets investment teams will manage the portion of the Fund managed by Batterymarch. Several portfolio managers and research analysts across each of these investment teams will be assigned responsibility for servicing the portion of the Fund managed by Batterymarch.

Thomas Linkas, CFA, and Charles F. Lovejoy, CFA, will be responsible for the strategic oversight of the investments of the portion of the Fund managed by Batterymarch. Their focus will be on portfolio structure, and they will be primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines and restrictions, and Batterymarch's current investment strategies. The following is a summary of each individual's education and recent business experience:

Thomas Linkas, CFA, Chief Investment Officer, joined Batterymarch in 1990 to direct the firm's U.S. equity strategy and expanded his responsibilities in 1994 to include the developed markets of the Europe, Asia, and Far East universe. Mr. Linkas has 32 years of investment experience. In 1999, he was named Chief Investment Officer, with responsibility for all U.S., international, and emerging markets portfolios. Mr. Linkas holds B.S. and M.S. degrees in engineering from the Massachusetts Institute of Technology, as well as an M.S. from the MIT Sloan School of Management.

Charles F. Lovejoy, CFA, joined Batterymarch in 1992. He has 25 years of investment experience and is a former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group. He was also a Director of the International Society of Financial Analysts. Mr. Lovejoy holds a B.S. from Tufts University.


                                  * * * * *
                                                                    51954-1105

 [USAA                        USAA INVESTMENT TRUST
 EAGLE                  SUPPLEMENT DATED DECEMBER 1, 2005
 LOGO (R)]             TO THE GROWTH AND TAX STRATEGY FUND
                                   PROSPECTUS
                               DATED OCTOBER 1, 2005


This supplement describes important changes affecting the USAA Growth and Tax Strategy Fund (Fund). These changes were proposed by USAA Investment Management Company (IMCO) and approved by the Fund's Board of Trustees (Board) as being in the best interests of the Fund's shareholders. If you have any questions regarding these changes, you should contact us at (800) 531-8181.

NEW INVESTMENT SUBADVISORY ARRANGEMENT

As you may recall, in 2002, the Securities and Exchange Commission granted an order permitting IMCO to change subadvisers for the Fund without first calling a special shareholders meeting and obtaining shareholder approval (Order). The Board approved proposals by IMCO to terminate IMCO's subadvisory agreement with Loomis, Sayles & Company, L.P. (Loomis Sayles) with respect to the blue chip stocks investment category of the Fund and enter into a new subadvisory agreement with Northern Trust Investments, N.A. (NTI). In determining to hire NTI as a subadviser for the Fund beginning on December 1, 2005, the Board considered numerous factors including, without limitation, the following: (1) the benefits of changing the investment style of the blue chip stocks investment category of the Fund to a tax-advantaged S&P 500 Index style utilized by NTI;
(2) the performance of NTI in managing accounts as measured against the S&P 500 Index; (3) the reasonableness of the fees proposed to be paid to NTI for these services; and (4) the likelihood that IMCO will be able to work together effectively with NTI to pursue the Fund's investment objective.

In comparing the Fund's average annual total returns to those of relevant securities market indices, the S&P 500 Index will replace the Russell 1000 Growth Index. This does not affect the Lipper Index being used in the calculation of the Fund's performance adjustment.

NTI expects to realign the blue chip stocks investment category to reflect its proprietary investment techniques. As a result, during this transition period, the Fund may experience a higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, the Fund may realize capital gains when portfolio positions are sold. Any capital gains experienced or realized for this transition will impact the 2006 distributions.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED OCTOBER 1, 2005 IS REVISED AS FOLLOWS.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE SECOND PARAGRAPH ON PAGE 2 OF THE PROSPECTUS.

We are the Fund's investment adviser. We manage the bonds and money market instruments investment category of the Fund. We have retained Northern Trust Investments, N.A. (NTI) to serve as subadviser of the blue chip stocks investment category of the Fund.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE LAST PARAGRAPH ON PAGE 5 OF THE PROSPECTUS.

This may be particularly true for the period prior to December 1, 2005, which is the date on which NTI assumed day-to-day management of the Fund's blue chip stocks investment category.

INSERT THE FOLLOWING INFORMATION AS AN ADDITIONAL BROAD-BASED INDEX UNDER THE RUSSELL 1000 GROWTH INDEX IN THE PERFORMANCE CHART ON PAGE 6 OF THE PROSPECTUS.

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2004

                                                                       SINCE
                                        PAST      PAST      PAST      INCEPTION
                                       1 YEAR   5 YEARS    10 YEARS   1/11/89
S&P 500 Index (reflects no deduction
for fees, expenses, or taxes)*         10.87%    -2.30%    12.07%      12.11%


INSERT THE FOLLOWING IN PLACE OF THE FOOTNOTES ON PAGE 6 OF THE PROSPECTUS.

* The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market. The S&P 500 Index is a broad-based composite unmanaged index that represents the weighted average performance of a group of 500 widely held, publicly traded stocks. The S&P 500 Index replaces the Russell 1000 Growth Index as the Fund's comparable broad-based securities index, because the S&P 500 Index is representative of the stocks in which NTI intends to invest, and thus, provides a more appropriate comparison for the Fund.

+ The performance of the Russell 1000 Growth Index, the S&P 500 Index, the Lehman Brothers Municipal Bond Index, and the Lipper Balanced Funds Index is calculated with a commencement date of December 31, 1988, while the Fund's inception date is January 11, 1989. There may be a slight variation in the comparative performance numbers because of this difference.

IN THE SECTION "BLUE CHIP STOCKS" ON PAGE 17 OF THE PROSPECTUS, REPLACE ALL REFERENCES TO LOOMIS SAYLES WITH NTI.

INSERT THE FOLLOWING INFORMATION IN PLACE OF THE FIRST PARAGRAPH UNDER "HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?" ON PAGE 18 OF THE PROSPECTUS.

The investment objective is to generate pre-tax returns similar to the S&P 500 Index and after-tax outperformance through active tax management. Securities are purchased and sold using stock selection aiming to provide appropriate risk exposures relative to the S&P 500 Index without sacrificing performance. Active tax management is used to limit the sale of securities that have increased in value and to realize capital losses on securities that have decreased in value, in order to offset such capital gains as are realized.

DELETE THE SECTION ENTITLED BLUE CHIP STOCKS UNDER "PORTFOLIO MANAGERS" ON PAGES 21-22 OF THE PROSPECTUS AND INSERT THE FOLLOWING INFORMATION IN ITS PLACE.

BLUE CHIP STOCKS

We have entered into an Investment Subadvisory Agreement with NTI, under which NTI provides day-to-day discretionary management of the Fund's blue chip stocks investment category in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

NTI, 50 South LaSalle Street, Chicago, Illinois 60675, is an investment adviser registered under the Investment Advisers Act of 1940. It primarily manages assets for defined contribution and benefit plans, investment companies, and other institutional investors. As of September 30, 2005, NTI had approximately $255 billion of assets under management. NTI is part of Northern Trust Global Investments, the investment arm of Northern Trust Corporation, one of the largest investment managers in the United States. The Northern Trust Company is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans, and other institutional corporate clients.

NTI is compensated directly by IMCO and not by the Fund.

CHRISTOPHER A. FRONK AND LAURA L. MELDRUM are primarily responsible for the day-to-day management of the USAA Growth and Tax Strategy Fund and have been since December 2005.

Mr. Fronk is a vice president of Northern Trust Investments, N.A. where he is responsible for the management of various equity and equity index portfolios. Mr. Fronk joined Northern Trust in 1999, and has been a member of the quantitative management group for quantitative equity strategies.

Laura L. Meldrum, second vice president, joined Northern Trust in 1996, and has been a portfolio manager in the quantitative active/enhanced index team responsible for implementation of several quantitative equity strategies specializing in tax advantaged strategies.


                                    * * * * *
                                                                   51951-1105

[USAA EAGLE LOGO (R)] USAA                     STATEMENT OF
                      INVESTMENT               ADDITIONAL INFORMATION
                      TRUST                    OCTOBER 1, 2005
                                               AS SUPPLEMENTED DECEMBER 1, 2005

                              USAA INVESTMENT TRUST

--------------------------------------------------------------------------------

         USAA INVESTMENT TRUST (the Trust) is a registered investment company offering shares of ten no-load mutual funds, nine of which are described in this Statement of Additional Information (SAI): the Growth and Tax Strategy Fund, Balanced Strategy Fund, Precious Metals and Minerals Fund, Cornerstone Strategy Fund, Emerging Markets Fund, International Fund, World Growth Fund, GNMA Trust, and Treasury Money Market Trust (collectively, the Funds). Each Fund is classified as diversified.

         You may obtain a free copy of the prospectus dated October 1, 2005, for each Fund by writing to USAA Investment Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with each Fund's prospectus.

         The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended May 31, 2005, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

PAGE
2        Valuation of Securities
3        Conditions of Purchase and Redemption
3        Additional Information Regarding Redemption of Shares
5        Investment Plans
6        Investment Policies
20       Investment Restrictions
22       Portfolio Transactions and Brokerage Commissions
26       Fund History and Description of Shares
27       Tax Considerations
29       Trustees and Officers of the Trust
36       The Trust's Manager
43       Portfolio Manager Disclosure
56       Portfolio Holdings Disclosure
57       General Information
57       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

         A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

         The value of securities of each Fund (except the Treasury Money Market Trust) is determined by one or more of the following methods:

         Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

         Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the price of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

         Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

         Investments in open-end investment companies other than exchange-traded funds (ETFs) are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued on the basis of last sales price.

         Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materi-ally from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

         The value of the Treasury Money Market Trust's securities is stated at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

         The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

         The Board of Trustees has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

         The Board of Trustees may cause the redemption of an account with a balance of less than $900, provided that (1) the value of such account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $900 entirely for reasons other than market action, (2) the account has remained below the minimum initial investment for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

         The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

         For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Treasury Money Market Trust may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

         Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

         When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of a check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

         The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A. (Boston Safe), governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

         The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

         The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the check-writing privilege upon 30 days' written notice to participating shareholders.

         You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Treasury Money Market Trust may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the business day immediately before or after the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the Cornerstone Strategy Fund and Balanced Strategy Fund, the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT  PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an    income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

         Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

         This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

         Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

         Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED  RETIREMENT  PLANS (not  available  in the Growth and Tax  Strategy
Fund)

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Investment Trust and USAA Mutual Fund, Inc.

         Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

         An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

         Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

TEMPORARY DEFENSIVE POLICY

Each Fund (except the Treasury Money Market Trust) may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund (except the GNMA Trust and the Treasury Market Trust) may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

         Each Fund (except the GNMA Trust and the Treasury Money Market Trust) may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

         Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

         Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

         With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

         Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

         The Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

A portion of the Balanced Strategy and Cornerstone Strategy Funds' assets may be invested in dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions (Eurodollar obligations) as well as dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets (Yankee obligations).

         Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The Balanced Strategy and Cornerstone Strategy Funds' assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

         Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt statues. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option. The Growth and Tax Strategy Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment.

PUT BONDS

The Balanced Strategy, Cornerstone Strategy, and Growth and Tax Strategy Funds' assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

         No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

BRADY BONDS AND EMERGING MARKETS DEBT

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

CONVERTIBLE SECURITIES

The Balanced Strategy, Cornerstone Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

FOREIGN SECURITIES

Each Fund (except the GNMA and Treasury Money Market Trusts) may invest their assets in foreign securities purchased in either foreign or U.S. markets, including  American  Depositary  Receipts (ADRs) and Global Depositary  Receipts
(GDRs). These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

         Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

Each Fund (except the GNMA and Treasury Money Market Trusts) may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

         A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received.

Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

         The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

         Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Treasury Money Market Trust, which may only invest up to 10%) of its respective net assets, in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

VARIABLE-RATE DEMAND NOTES

Each Fund (except the Precious Metals and Minerals, Emerging Markets, World Growth, and International Funds) may invest in securities which provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The Cornerstone Strategy and Balanced Strategy Funds may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

         Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

         On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The Balanced Strategy and Cornerstone Strategy Funds, and the GNMA and Treasury Money Market Trusts may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Balanced Strategy and Cornerstone Strategy Funds, and the GNMA and Treasury Money Market Trusts may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Balanced Strategy, Cornerstone Strategy, and World Growth Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the Balanced Strategy and Cornerstone Strategy Funds may invest a portion of its assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to the Funds' shareholders (other than shareholders of the Growth and Tax Strategy Fund) when distributed to them.

         The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

         The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

EXCHANGE-TRADED FUNDS (ETFS)

Each Fund's assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

MORTGAGE-BACKED SECURITIES

The Balanced Strategy and Cornerstone Strategy Funds, and GNMA Trust may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

         The Balanced Strategy and Cornerstone Strategy Funds and GNMA Trust may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SBMSs), and mortgage dollar rolls.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

         SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Funds will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

         In addition, the Balanced Strategy and Cornerstone Strategy Funds may also invest in commercial mortgage-backed securities (CMBSs) and commercial mortgage-backed securities interest only (CMBS IOs).

         CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

         CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Funds will only purchase CMBS IOs rated AA and higher.

ZERO COUPON BONDS

The Growth and Tax Strategy, Balanced Strategy, and Cornerstone Strategy Funds and the GNMA Trust may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

INVERSE FLOATING RATE SECURITIES

The Growth and Tax Strategy Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and
(2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities price volatility.

DERIVATIVES

Each Fund (except the Treasury Money Market Trust) may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

         The Manager or the applicable Subadviser may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund (other than the Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

The Balanced Strategy and Emerging Markets Funds, and the GNMA Trust may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets.
Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Management of the Company has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (except the Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

         Each Fund (except the Treasury Money Market Trust) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

ASSET-BACKED SECURITIES

The Balanced Strategy and Cornerstone Strategy Funds and the GNMA Trust may invest in asset-backed securities. Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Funds such pass-through certificates may include equipment trust certificates
(ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

         On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

         The  weighted   average  life  of  such  securities  is  likely  to  be
substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

         Each of the Growth and Tax Strategy, Cornerstone Strategy, Precious Metals and Minerals, International, and World Growth Funds may not:

  (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  (2) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

  (3) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory under writer in the distribution of any restricted securities or not readily marketable securities.

  (4) Purchase securities on margin or sell securities short, except that it may obtain such short-term credits as are necessary for the clearance of securities transactions.

  (5) Invest in put, call, straddle, or spread options or interests in oil, gas or other mineral exploration or development programs, except that it may purchase securities of issuers whose principal business activities fall within such areas in accordance with its investment objectives and policies.

  (6) Invest more than 2% of the market value of its total assets in marketable warrants to purchase common stock. Warrants initially attached to securities and acquired by a Fund upon original issuance thereof shall be deemed to be without value.

  (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

  (8)   Purchase  or sell  commodities,  except  that  each  Fund may  invest in
        financial  futures  contracts,   options  thereon,   and  other  similar
        instruments.

  (9) Invest more than 5% of the market value of its total assets in any closed-end investment company and will not hold more than 3% of the outstanding voting stock of any closed-end investment company.

  (10) Change the nature of its business so as to cease to be an investment company.

  (11)  Issue senior securities, except as permitted under the 1940 Act.

  (12) Invest 25% or more of its total assets in one industry, except that such restriction shall not apply to the Precious Metals and Minerals Fund.

For purposes of restriction 7 above, interests in publicly traded Real Estate Investment Trusts (REITs) are not deemed to be real estate or partnership interests therein.

Each of the GNMA and Treasury Money Market Trusts may not:

  (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  (2) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

  (3) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

  (4) Change the nature of its business so as to cease to be an investment company.

  (5)   Issue senior securities, except as permitted under the 1940 Act.

  (6) Purchase or sell real estate, commodities or commodity contracts, except that the GNMA Trust may invest in financial futures contracts and options thereon.

  (7) Purchase any security if immediately after the purchase 25% or more of the value of its total assets will be invested in securities of issuers principally engaged in a particular industry (except that such limitation does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Emerging Markets Fund may not:

  (1) Borrow money, except that it may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will it purchase securities when its borrowings exceed 5% of its total assets.

  (2) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided this limitation does not apply to securities issued or guaranteed by the U.S. government or its corporate instrumentalities.

  (3)   Issue senior securities, except as permitted under the 1940 Act.

  (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

  (5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

  (6) Purchase or sell commodities, except that the Fund may invest in financial futures contracts, options thereon, and similar instruments.

  (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

The Balanced Strategy Fund may not:

  (1) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

  (2) Concentrate its investments in any one industry although it may invest up to 25% of the value of its total assets in any one industry; provided, this limitation does not apply to securities issued or guaranteed by the U.S. government and its agencies or instrumentalities.

  (3)   Issue senior securities, except as permitted under the 1940 Act.

  (4) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

  (5) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements.

  (6) Purchase or sell commodities, except that each Fund may invest in financial futures contracts, options thereon, and similar instruments.

  (7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

         With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Cornerstone Strategy Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry; the U.S. Stocks, International Stocks, and Bonds and Money Market Instruments investment categories are not considered industries for this purpose.

ADDITIONAL RESTRICTION

Each of the following funds has an investment policy that requires it to invest at least 80% of its assets in the type of security suggested by its name:
Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds; GNMA Trust invests at least 80% of its assets in Government National Mortgage Association
(GNMA) securities backed by the full faith and credit of the U.S. government; and Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments. To the extent required by SEC rules, each such policy may be changed only upon 60 days' written notice to the applicable Fund's shareholders.

         The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

         Each Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

         The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

         The Trust's Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

          In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

         In return for such services, a Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

         The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

         To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

         Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

         The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

         During the fiscal year ended May 31, 2005, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

                                                     VALUE OF SECURITIES
     REGULAR BROKER-DEALER                            AS OF MAY 31, 2005

Citigroup Inc.
     Balanced Strategy                                 $  9,744,000
     Cornerstone Strategy                              $ 20,395,000
     World Growth                                      $  3,321,000

Credit Suisse
     International                                     $    881,000

Goldman
     World Growth                                      $  4,768,000

JP Morgan  Chase & Co.
     Cornerstone Strategy                              $    998,000

Merrill Lynch & Co.
     Balanced Strategy                                 $  5,393,000
     Cornerstone Strategy                              $ 11,302,000
     World Growth                                      $  8,999,000

Morgan Stanley
     International                                     $ 16,017,000

UBS AG
     Cornerstone Strategy                              $ 10,006,000
     International                                     $ 14,046,000
     World Growth                                      $  4,947,000

Lehman Brothers Holdings Inc.
     Growth and Tax Strategy                           $  2,197,000

State Street Corp.
     Cornerstone Strategy                              $  4,992,000
     Balanced Strategy                                 $  2,380,000

Wachovia Corp.
     Balanced Strategy                                 $  2,645,000

BROKERAGE COMMISSIONS

During the last three fiscal years ended May 31, the Funds paid the following brokerage fees:

FUND                              2003              2004              2005

Growth and Tax Strategy       $     96,848       $   126,710      $   335,214(a)
Balanced Strategy             $    885,849(a)    $   624,223      $   639,095
Cornerstone Strategy          $  4,065,663(a)    $ 2,561,227      $ 1,809,620
Precious Metals and Minerals  $    287,508       $   576,090(b)   $   540,609
Emerging Markets              $    307,588       $   383,941      $   322,549
International                 $  1,809,313(a)    $   839,628      $   849,094
World Growth                  $  1,567,735(a)    $   439,393      $   336,270

(a) The change of investment management during the fiscal year 2003 resulted in a repositioning of the portfolio. The repositioning led to an increase in brokerage fees.

(b)  An increase in Fund assets resulted in an increase in brokerage fees.

         During the last three fiscal years ended May 31, the Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

         The Manager or the applicable Subadviser directed a portion of each Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2005, such brokerage transactions and related commissions and/or underwriting concessions amounted to the following:

                                     COMMISSIONS/               TRANSACTION
               FUND             UNDERWRITING CONCESSIONS          AMOUNTS

  Growth and Tax Strategy              $ 59,711                $ 43,007,577
  Balanced Strategy                    $ 18,691                $ 16,811,464
  Cornerstone Strategy                 $ 34,416                $ 27,966,606

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than Treasury Money Market Trust's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s). The Growth and Tax Strategy Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

         The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

         For the last two fiscal years ended May 31, the Funds' portfolio turnover rates were as follows:

   FUND                                       2004                2005

   Growth and Tax Strategy                   43.22%             119.99%*
   Balanced Strategy                         55.26%              68.26%
   Cornerstone Strategy                      90.94%              64.88%
   Precious Metals and Minerals              27.09%              26.74%
   Emerging Markets                          75.67%              36.24%
   International                             58.70%              41.11%
   World Growth                              56.13%              36.49%
   GNMA Trust                                58.53%              37.29%

   * The repositioning of the portfolio due to change in subadviser led to an increase in trading and portfolio turnover.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Funds are series of the Trust and are diversified. The Trust is an open-end management investment company established under the laws of the Commonwealth of Massachusetts pursuant to the First Amended and Restated Master Trust Agreement (Master Trust Agreement), dated June 2, 1995, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Nine such portfolios have been established, which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without the approval of the shareholders of the Trust. The Cornerstone Strategy Fund was established May 9, 1984, by the Board of Trustees and commenced public offering of its shares on August 15, 1984. The Precious Metals and Minerals (formerly Gold) Fund was established May 9, 1984, by the Board of Trustees and commenced public offering of its shares on August 15, 1984. The International Fund, established on November 4, 1987, commenced public offering of its shares on July 11, 1988. The Growth and Tax Strategy Fund was established on November 3, 1988, and commenced public offering of its shares on January 11, 1989. On November 7, 1990, the Board of Trustees established the GNMA Trust and Treasury Money Market Trust and commenced public offering of their shares on February 1, 1991. The World Growth Fund was established on July 21, 1992, and commenced public offering of its shares on October 1, 1992. The Emerging Markets Fund was established on September 7, 1994, and commenced public offering of its shares on November 7, 1994. The Balanced Strategy Fund was established on June 2, 1995, and commenced public offering of its shares on September 1, 1995.

         Each Fund's assets, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to each Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Trustees. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

         Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. For example, a proposed change in the investment objectives of a particular Fund would require the affirmative vote of a majority of the outstanding voting securities of only that Fund.

         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

         Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable by the Trust, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

         To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test), (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement, and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year. In the case of the Growth and Tax Strategy Fund, it is required that at least 50% of the value of its total assets must consist of obligations the interest of which is excludable from gross income pursuant to section 103(a) of the Code, in order to be entitled to pay "exempt-interest dividends" to its shareholders which those shareholders may exclude from their gross income for federal income tax purposes. The Growth and Tax Strategy Fund intends to continue to satisfy this requirement.

         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

         A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

         Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

         Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

          Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

         The Growth and Tax Strategy Fund may acquire zero coupon or other municipal securities issued with original issue discount (OID). As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued tax-exempt OID, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

         If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, may not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

          In the case of the Growth and Tax Strategy Fund, if a shareholder redeems or exchanges shares held for six months or less at a loss and receives an exempt-interest dividend with respect to the shares, the loss will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Growth and Tax Strategy Fund are includible in their "modified adjusted gross income" for purposes of determining the taxable amount of such Social Security benefits, if any, that are required to be included in their gross income.

         The Growth and Tax Strategy Fund may invest in private activity bonds. Interest on certain of those bonds is a tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is a tax preference item that is added to income from other sources for the purposes of determining whether a taxpayer is subject to AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

         Opinions relating to the validity of the tax-exempt securities purchased for the Growth and Tax Strategy Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Fund's counsel makes any review of the basis for such opinions.

          The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Growth and Tax Strategy Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Growth and Tax Strategy Fund in their own states and localities.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

====================================================================================================================================
NAME, ADDRESS*       POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S) DURING              NUMBER OF              OTHER
AND AGE              HELD WITH    OFFICE** AND    PAST 5 YEARS                                PORTFOLIOS  IN FUND    DIRECTORSHIPS
                     FUND         LENGTH OF                                                   COMPLEX OVERSEEN       HELD BY TRUSTEE
                                  TIME SERVED                                                 BY TRUSTEE
====================================================================================================================================

Barbara B. Dreeben   Trustee      Trustee since   President, Postal Addvantage                Four registered          None
(60)                              January 1994    (7/92-present), which is a postal           investment companies
                                                  mail list management service.               consisting of 39 funds
------------------------------------------------------------------------------------------------------------------------------------

Robert L. Mason,     Trustee      Trustee since   Institute Analyst, Southwest Research       Four registered          None
Ph.D. (59)                        January 1997    Institute (3/02-present); Staff             investment companies
                                                  Analyst, Southwest Research Institute       consisting of 39 funds
                                                  (9/98-3/02) which focuses in the fields
                                                  of technological research.
------------------------------------------------------------------------------------------------------------------------------------

Michael F. Reimherr  Trustee      Trustee since   President of Reimherr Business Consulting   Four registered          None
(60)                              January 2000    (5/95-present), which performs business     investment companies
                                                  valuations of large companies to include    consisting of 39 funds
                                                  the development of annual business plans,
                                                  budgets, and internal financial reporting.

------------------------------------------------------------------------------------------------------------------------------------

Laura T. Starks,     Trustee      Trustee since   Charles E and Sarah M Seay Regents Chair    Four registered          None
Ph.D. (55)                        May 2000        Professor of Finance, University of Texas   investment companies
                                                  at Austin (9/96-present).                   consisting of 39 funds

------------------------------------------------------------------------------------------------------------------------------------

Richard A. Zucker    Trustee and  Trustee since   Vice President, Beldon Roofing Company      Four registered          None
(62)                 Chairman***  January 1992    (7/85-present).                             investment companies
                                                                                              consisting of 39 funds
====================================================================================================================================

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

*** Effective February 1, 2005, Mr. Zucker was elected Chair of the Fund's Board of Trustees.

         Trustee and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.


====================================================================================================================================
NAME, ADDRESS*       POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S) DURING                 NUMBER OF          OTHER PUBLIC
AND AGE              HELD WITH       OFFICE AND      PAST 5 YEARS                                   PORTFOLIOS         DIRECTORSHIPS
                     FUND            LENGTH OF                                                      IN FUND COMPLEX
                                     TIME SERVED                                                    OVERSEEN BY
                                                                                                    TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Christopher W.       Trustee,        Trustee since   President and Chief Executive Officer,         Five registered    None
Claus (44)           President, and  February 2001   Director, and Chairman of the Board of         investment
                     Vice Chairman                   Directors, USAA Investment Management Company  companies
                     of the Board                    (IMCO) (12/04-present); President and Chief    consisting of
                     of Trustees                     Executive Officer, Director and Vice Chairman  44 funds
                                                     of the Board of Directors, IMCO (2/01-12/04);
                                                     Senior Vice President of Investment Sales
                                                     and Service, IMCO (7/00-2/01). Mr. Claus also
                                                     serves as President, Director, and Chairman of
                                                     the Board of Directors of USAA Shareholder
                                                     Account Services (SAS). He also holds the
                                                     officer position of Senior  Vice President of
                                                     the USAA Life Investment Trust, a  registered
                                                     investment company offering five individual
                                                     funds.
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Clifford A. Gladson  Vice President  Vice President  Senior Vice President, Fixed Income            Five registered    None
(54)                                 since May 2002  Investments, IMCO (9/02-present); Vice         investment
                                                     President, Fixed Income Investments, IMCO      companies
                                                     (5/02-9/02); Vice President, Mutual Fund       consisting of
                                                     Portfolios, IMCO, (12/99-5/02). Mr. Gladson    44 funds
                                                     also holds the officer position of Vice
                                                     President of the USAA Life Investment Trust,
                                                     a registered investment company offering five
                                                     individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================

NAME, ADDRESS*         POSITION(S)      TERM OF OFFICE   PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH        AND LENGTH OF    PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND             TIME SERVED                                                 IN FUND
                                                                                                    COMPLEX
                                                                                                    OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------
Stuart Wester (58)     Vice  President  Vice President   Vice President, Equity Investments, IMCO   Five registered       None
                                        since May 2002   (1/99-present). Mr. Wester  also holds     investment
                                                         the officer position of Vice President     companies
                                                         of the USAA Life Investment Trust,         consisting of
                                                         a registered investment company offering   44 funds
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark S. Howard (41)    Secretary        Secretary since  Senior Vice President, USAA Life Insurance Five registered       None
                                        September 2002   Company (USAA Life)/IMCO/USAA Financial    investment
                                                         Planning Services (FPS) General Counsel,   companies
                                                         USAA (10/03-present); Senior Vice          consisting of
                                                         President, Securities Counsel, USAA        44 funds
                                                         (12/02-10/03); Senior Vice President,
                                                         Securities Counsel and Compliance, IMCO
                                                         (1/02-12/02); Vice President, Securities
                                                         Counsel & Compliance, IMCO (7/00-1/02).
                                                         Mr. Howard also holds the officer positions
                                                         of Senior Vice  President, Secretary and
                                                         Counsel for USAA Life, IMCO, FPS, SAS and
                                                         USAA Financial Advisors, Inc. (FAI); and
                                                         Secretary of the USAA Life Investment Trust,
                                                         a registered investment company offering
                                                         five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Debra K. Dunn (36)     Treasurer        Treasurer since  Assistant Vice President, IMCO/FPS         Five registered       None
                                        June 2005        Finance, USAA (9/04-present); Executive    investment
                                                         Director IMCO/FPS Finance, USAA (12/03-    companies
                                                         9/04); Executive Director FPS Finance,     consisting of
                                                         USAA (2/03-12/03); Director FPS Finance,   44 funds
                                                         USAA (12/02-12/03); Director Strategic
                                                         Financial Analysis, IMCO (1/01-12/02);
                                                         Financial Business Analyst, Strategic
                                                         Financial Analysis, IMCO (3/00-1/01).
                                                         Ms. Dunn also holds the officer positions
                                                         of Assistant Vice President and  Treasurer
                                                         IMCO, SAS, FPS, and  FAI; and Treasurer of
                                                         the USAA Life Investment Trust, a registered
                                                         investment company offering five individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

INTERESTED OFFICERS

====================================================================================================================================
NAME, ADDRESS*         POSITION(S)  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING             NUMBER OF          OTHER PUBLIC
AND AGE                HELD WITH    AND LENGTH OF        PAST 5 YEARS                               PORTFOLIOS         DIRECTORSHIPS
                       FUND         TIME SERVED                                                     IN FUND
                                                                                                    COMPLEX OVERSEEN

--------------------------------------------------------------------------------------------------------------------------------
Eileen M. Smiley (45)  Assistant    Assistant            Vice President, Securities Counsel, USAA   Five registered       None
                       Secretary    Secretary since      (2/04- present); Assistant Vice President, investment
                                    February 2003        Securities Counsel, USAA (1/03-2/04);      companies
                                                         Attorney, Morrison & Foerster, LLP (1/99-  consisting of 44
                                                         1/03). Ms. Smiley also holds the officer   funds
                                                         positions of Vice President and Assistant
                                                         Secretary of IMCO, FPS, and FAI; and
                                                         Assistant Secretary of the USAA Life
                                                         Investment Trust, a registered investment
                                                         company offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Roberto Galindo,       Assistant    Assistant Treasurer  Assistant Vice President, Portfolio        Five registered       None
Jr. (44)               Treasurer    since July 2000      Accounting/Financial Administration,       investment
                                                         USAA (12/02-present); Assistant Vice       companies
                                                         President, Mutual Fund Analysis &          consisting
                                                         Support, IMCO (10/01-12/02); Executive     of 44 funds
                                                         Director, Mutual Fund Analysis &
                                                         Support, IMCO (6/00-10/01). Mr. Galindo
                                                         also holds the officer position of Assistant
                                                         Treasurer of the USAA  Life Investment
                                                         Trust, a registered investment company
                                                         offering five individual funds.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey D. Hill (37)   Chief        Chief Compliance     Assistant Vice President, Mutual Funds     Five registered       None
                       Compliance   Officer since        Compliance, USAA (9/04-present); Assistant investment
                       Officer      September 2004       Vice President, Investment Management      companies
                                                         Administration & Compliance, USAA (12/02-  consisting
                                                         9/04); Assistant Vice President,           of 44 funds
                                                         Investment Management Administration &
                                                         Compliance, IMCO (9/01-12/02); Senior
                                                         Manager, Investment Management Assurance and
                                                         Advisory Services, KPMG LLP (6/98-8/01).
                                                         Mr. Hill also holds the officer position
                                                         of Chief Compliance Officer of the USAA
                                                         Life  Investment  Trust,  a registered
                                                         investment company offering five
                                                         individual funds.
====================================================================================================================================

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended May 31, 2005, the Board of Trustees held meetings six times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

         EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee.

         AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended May 31, 2005, the Audit Committee held meetings four times.

         PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended May 31, 2005, the Pricing and Investment Committee held meetings four times.

         CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended May 31, 2005, the Corporate Governance Committee held meetings six times.

         In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

         The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2004.

                            BALANCED         CORNERSTONE       PRECIOUS METALS
                          STRATEGY FUND     STRATEGY FUND     AND MINERALS FUND
INTERESTED TRUSTEE

Christopher W. Claus     $10,000-$50,000         None               None

NON-INTERESTED TRUSTEES

Barbara B. Dreeben             None              None               None
Robert L. Mason                None         $10,000-$50,000         None
Michael F. Reimherr            None              None               None
Laura T. Starks                None              None               None
Richard A. Zucker              None              None               None


                         INTERNATIONAL    GROWTH AND TAX   WORLD GROWTH     EMERGING
                              FUND        STRATEGY FUND       FUND        MARKETS FUND

INTERESTED TRUSTEE

Christopher W. Claus    $50,001-$100,000       None           None       $50,001-$100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben           None          Over $100,000       None            None
Robert L. Mason              None               None           None            None
Michael F. Reimherr          None               None           None            None
Laura T. Starks          Over $100,000          None           None            None
Richard A. Zucker       $10,000-$50,000         None           None            None

                                                                   USAA FUND
                            GNMA             TREASURY               COMPLEX
                            TRUST       MONEY MARKET TRUST           TOTAL

INTERESTED TRUSTEE

Christopher W. Claus         None             None                Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben           None             None                Over $100,000
Robert L. Mason              None             None                Over $100,000
Michael F. Reimherr      $0-$10,000           None                Over $100,000
Laura T. Starks              None             None                Over $100,000
Richard A. Zucker            None             None                Over $100,000

         The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2005.

  NAME                           AGGREGATE              TOTAL COMPENSATION
   OF                          COMPENSATION            FROM THE USAA FUNDS
 TRUSTEE                      FROM THE TRUST           AND FUND COMPLEX (B)

INTERESTED TRUSTEE

Christopher W. Claus            None (a)                    None (a)

NON-INTERESTED TRUSTEES

Barbara B. Dreeben               $ 14,775                   $ 59,100
Robert L. Mason, Ph.D.           $ 15,375                   $ 61,500
Michael F. Reimherr              $ 14,175                   $ 56,700
Laura T. Starks, Ph.D.           $ 14,175                   $ 56,700
Richard A. Zucker                $ 15,825                   $ 63,300

(a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

(b) At May 31, 2005, the USAA Fund Complex consisted of five registered investment companies offering 44 individual funds. Each non-interested Trustee presently serves as a Trustee or Director on all of the investment companies in the USAA Fund Complex, except for the USAA Life Investment Trust, which consists of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company.

         No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of August 31, 2005, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

         As of August 31, 2005, USAA and its affiliates owned no shares of the Emerging Markets Fund, Growth and Tax Strategy Fund, Balanced Strategy Fund, Cornerstone Strategy Fund, Precious Metals and Minerals Fund, World Growth Fund, GNMA Trust, International Fund, and Treasury Money Market Trust.

         The following table identifies all persons who, as of August 31, 2005, held of record or owned beneficially 5% or more of the voting stock of any Fund's shares.

                                   NAME AND ADDRESS
     TITLE OF CLASS              OF BENEFICIAL OWNER           PERCENT OF CLASS
     --------------              -------------------           -----------------
   Precious Metal and                Pershing LLC                    12.8%
     Minerals Fund                PO box 2052 14 Flr.
                                 New Jersey, NJ  07039

                               THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Investment Trust from its inception.

         In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $52 billion, of which approximately $31 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Precious Metals and Minerals Fund, GNMA Trust and the Treasury Money Market Trust pursuant to an Advisory Agreement dated August 1, 2001 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies and manages the portfolio assets for each of these Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund.

         The Manager provides investment management and advisory services to the Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, Emerging Markets, International, and World Growth Funds pursuant to an Investment Advisory Agreement dated October 18, 2002 (Other Advisory Agreement). The Other Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of these Funds. Under the Other Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.

         For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

         Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

          The Advisory Agreement and the Other Advisory Agreement will remain in effect until July 31, 2006 and October 17, 2006, respectively, for the Funds covered by each agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Other Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Balanced Strategy Fund, the Cornerstone Strategy Fund, and the Emerging Markets Fund to 1.00%, 1.19%, and 1.80%, respectively, of the Funds' ANA, and will reimburse the Fund for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

         For the last three fiscal years ending May 31, management fees were as follows:

  FUND                                   2003            2004           2005

  Growth and Tax Strategy Fund       $    934,718   $    831,641  $    851,802
  Balanced Strategy Fund             $  2,389,132   $  3,341,743  $  4,246,918
  Cornerstone Strategy Fund          $  8,075,572   $  9,485,266  $ 10,730,223
  Precious Metals and Minerals Fund  $  1,048,223   $  2,071,758  $  2,383,384
  Emerging Markets Fund              $    462,211   $    815,579  $  1,200,054
  International Fund                 $  2,579,369   $  3,235,673  $  4,221,479
  World Growth Fund                  $  1,760,485   $  1,984,889  $  2,385,937
  GNMA Trust                         $  1,043,515   $    853,624  $    800,447
  Treasury Money Market Trust        $    249,938   $    241,963  $    227,591

         As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

  FUND                                   2003           2004           2005

  Balanced Strategy Fund             $  1,432,254   $  1,460,962  $  1,643,750
  Cornerstone Strategy Fund          $    891,335   $     73,348  $        -
  Emerging Markets Fund              $       -      $      -      $        -

         The management fees of each Fund (except the Treasury Money Market Trust) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

  FUND                                              FEE RATE

  Balanced Strategy Fund                               .75%
  Cornerstone Strategy Fund                            .75%
  Precious Metals and Minerals Fund                    .75%
  Emerging Markets Fund                               1.00%
  GNMA Trust                                          .125%
  Growth and Tax Strategy Fund                         .50%
  International Fund                                   .75%
  World Growth Fund                                    .75%

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.

  FUND                                                LIPPER INDEX

  Balanced Strategy Fund                               Balanced
  Cornerstone Strategy Fund                            Global Flexible
  Precious Metals and Minerals Fund                    Gold
  Emerging Markets Fund                                Emerging Markets
  GNMA Trust                                           GNMA
  Growth and Tax Strategy Fund                         Balanced
  International Fund                                   International
  World Growth Fund                                    Global

         With respect to the Treasury Money Market Trust, the management fee will continue to consist solely of the base fee of .125% of the average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

         The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of over-performance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

                               FIXED INCOME FUNDS:
                                   GNMA TRUST
                          GROWTH AND TAX STRATEGY FUND

  OVER/UNDER PERFORMANCE RELATIVE TO INDEX          ANNUAL ADJUSTMENT RATE
        (IN BASIS POINTS) 1                     (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)
         +/- 20 to 50                                        +/- 4
         +/- 51 to 100                                       +/- 5
      +/- 101 and greater                                    +/- 6

                                  EQUITY FUNDS:
                             BALANCED STRATEGY FUND
                           CORNERSTONE STRATEGY FUND
                       PRECIOUS METALS AND MINERALS FUND
                             EMERGING MARKETS FUND
                               INTERNATIONAL FUND
                               WORLD GROWTH FUND

  OVER/UNDER PERFORMANCE RELATIVE TO INDEX          ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) 1                  (IN BASIS POINTS AS A PERCENTAGE
                                                 OF A FUND'S AVERAGE NET ASSETS)
        +/- 100 to 400                                       +/- 4
        +/- 401 to 700                                       +/- 5
      +/- 701 and greater                                    +/- 6

[FOOTNOTE]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

         For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                  EXAMPLES

                                  1           2          3            4           5          6
Fund Performance (a)            6.80%       5.30%      4.30%       (7.55%)    (-5.20%)     (3.65%)
Index Performance (a)           4.75%       5.15%      4.70%       (8.50%)    (-3.75%)     (3.50%)
                             ---------   ---------   ---------   ---------   ---------   -----------
Over/Under Performance (b)     + 205         +15       - 40         + 95       - 145        - 15
Annual Adjustment Rate (b)       + 6           0         -4          + 5         - 6           0
Monthly Adjustment Rate (c)     .0049%         n/a    (.0033%)      .0041%    (.0049%)         n/a
Base Fee for Month           $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918   $ 221,918
Performance Adjustment          41,650           0    (28,050)      34,850    (41,650)           0
                             -----------------------------------------------------------------------
Monthly Fee                  $ 263,568   $ 221,918   $ 193,868   $ 256,768   $ 180,268   $ 221,918
                             =======================================================================

(a) Average annual performance over a 36-month period
(b) In basis points
(c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

         Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements with the Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

         The Subadvisory Agreement for the Growth and Tax Strategy Fund will remain in effect until November 30, 2007. The Subadvisory Agreement for the Cornerstone Strategy Fund with respect to Batterymarch Financial Management, Inc. (Batterymarch) will remain in effect until November 30, 2007. Each other Subadvisory Agreement will remain in effect with respect to a Fund until October 17, 2006, and will continue in effect from year to year thereafter for each Fund as long as it is approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund), including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

         For the Growth and Tax Strategy Fund, the Manager has entered into a Subadvisory Agreement with Northern Trust Investments, N.A. (NTI). The Manager (not the Fund) pays NTI a fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages. NTI, which is located at 50 S. LaSalle Street,
Chicago, Illinois 60675, is an investment adviser registered under the Investment Advisers Act of 1940 and primarily manages assets for defined contribution and benefit plans, investment companies, and other institutional investors.

         For the Balanced Strategy Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30,

2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of the Fund's assets investible in U.S. Stocks to Wellington Management. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 86 partners, all of whom are active in the firm. The managing partners of Wellington are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina.

         For the  Cornerstone  Strategy  Fund,  the  Manager  has  entered  into
Subadvisory  Agreements  with  Wellington  Management,   Batterymarch,  and  MFS
Investment Management (MFSIM).

         The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.40% of the first $50 million of the portion of the Fund's average net assets that Wellington Management manages and invests in real estate securities, plus 0.35% of the portion of the Fund's average net assets over $50 million that Wellington Management manages and invests in real estate securities, plus 0.20% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities. Wellington Management has agreed to waive all fees in excess of 0.18% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of the Fund's assets investible in U.S. stocks to Wellington Management.

         The Manager (not the Fund) pays Batterymarch a fee in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages. Batterymarch, a registered investment adviser, is a wholly owned, independently managed subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason is a publicly owned diversified financial services holding company incorporated under Maryland law.

         The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the World Growth Fund, the International Fund, the USAA Life Investment Trust World Growth Fund and the portion of the Cornerstone Strategy Fund that MFSIM manages (MFSIM Funds), plus 0.225% of the aggregate average net assets of the MFSIM Funds over $350 million and up to $1 billion, plus 0.200% of the aggregate average net assets of the MFSIM Funds over $1 billion. MFSIM is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

         For the Emerging Markets Fund, the Manager has entered into a Subadvisory Agreement with The Boston Company Asset Management, LLC (The Boston Company). The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. The Boston Company is a majority owned subsidiary of Mellon Trust of New England, N.A. (MTNE), a federally chartered bank. MTNE is a wholly owned subsidiary of Mellon Financial Corporation (Mellon). Mellon is a publicly owned global financial holding company incorporated under Pennsylvania law.

         For the International Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the MFSIM Funds, plus 0.225% of the Fund's aggregate average net assets of the MFSIM Funds over $350 million and up to $1 billion, plus 0.200% of the aggregate average net assets of the MFSIM Funds over $1 billion.

         For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the MFSIM Funds, plus 0.225% of the aggregate average net assets for assets of the MFSIM Funds over $350 million and up to $1 billion, plus 0.200% of the aggregate average net assets of the MFSIM Funds over $1 billion.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (.15%) of the average net assets for each Fund except the Treasury Money Market Trust and one-tenth of one percent (.10%) of the average net assets for the Treasury Money Market Trust. We may also delegate one or more of our responsibilities to others at our expense.

         For the last two fiscal years ended May 31, the Trust paid IMCO the following administration and servicing fees:

  FUND                                   2004                  2005

  Growth and Tax Strategy Fund        $   284,074          $   279,945
  Balanced Strategy Fund              $   658,569          $   849,383
  Cornerstone Strategy Fund           $ 1,897,053          $ 2,154,238
  Precious Metals and Minerals Fund   $   397,550          $   457,415
  Emerging Markets Fund               $   123,680          $   182,969
  International Fund                  $   618,831          $   829,104
  World Growth Fund                   $   391,982          $   465,144
  GNMA Trust                          $   998,932          $   907,104
  Treasury Money Market Trust         $   193,570          $   182,072

         In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended May 31, 2005, the Funds reimbursed the Manager for these legal and tax services as follows:

  FUND                                   2005

  Growth and Tax Strategy Fund        $   7,486
  Balanced Strategy Fund              $  15,207
  Cornerstone Strategy Fund           $  37,074
  Precious Metals and Minerals Fund   $  10,437
  Emerging  Markets Fund              $   8,278
  International Fund                  $  16,208
  World Growth Fund                   $  12,309
  GNMA Trust                          $  16,177
  Treasury Money Market Trust         $   7,282

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Code of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding compliance with the Code of Ethics annually.

         While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Code of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Codes of Ethics has been filed with the SEC and is available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Manager will vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally votes proxies in a manner to maximize the value of the Funds' investments and in accordance with these proxy voting procedures. The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

         To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS' recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

         Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 1-800-531-8448; (ii) at USAA.COM; and
(iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $25.50 per account. The fee is subject to change at any time.

         The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2005.

                                   NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                    AND ASSETS BY ACCOUNT TYPE                          ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS
MANAGED BY                       REGISTERED       OTHER POOLED                      REGISTERED         OTHER POOLED
PORTFOLIO        PORTFOLIO       INVESTMENT       INVESTMENT     OTHER              INVESTMENT         INVESTMENT          OTHER
MANAGER          MANAGER         COMPANY          VEHICLES       ACCOUNTS           COMPANY            VEHICLES            ACCOUNTS
====================================================================================================================================
USAA

Balanced
Strategy
Fund
          Arnold J. Espe         1 ($272.5 mil)   0              0                  1 ($272.5 mil)     0                   0

          Stuart H. Wester       2 ($142.1 mil)   0              0                  2 ($142.1 mil)     0                   0

          Margaret Weinblatt     5 ($2,701.1 mil) 0              0                  3 ($2,660.9 mil)   0                   0

Growth and
Tax Strategy
Fund
          Clifford A.  Gladson   3 ($4,143.0 mil) 0              0                  3 ($4,143.0 mil)   0                   0

Cornerstone
Strategy
Fund
          Arnold J. Espe         1 ($209.8 mil)   0              0                  1 ($209.8 mil)     0                   0

          Mark W. Johnson        1 ($275.8 mil)   0              0                  1 ($275.8 mil)     0                   0

          Margaret Weinblatt     5 ($2,639.1 mil) 0              0                  3 ($2,598.2 mil)   0                   0

          Stuart H. Wester       1 ($142.1 mil)   0              0                  2 ($142.1 mil)     0                   0

Precious
Metals and
Minerals
Fund

          Mark W. Johnson        1 ($0)           0              0                  1($0)              0                   0

GNMA Trust
Fund
          Margaret Weinblatt     5 ($2,317.3 mil) 0              0                  3 ($2,276.5 mil)   0                   0

------------------------------------------------------------------------------------------------------------------------------------
NTI

Growth and
Tax Strategy

          Christopher A. Fonk    19 ($2.1 bil)    0              0                  0                  0                   0

          Laura L. Meldrum       38 ($978 mil)    0              0                  0                  0                   0


                                   NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                    AND ASSETS BY ACCOUNT TYPE                          ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS
MANAGED BY                       REGISTERED       OTHER POOLED                      REGISTERED      OTHER POOLED
PORTFOLIO        PORTFOLIO       INVESTMENT       INVESTMENT     OTHER              INVESTMENT      INVESTMENT     OTHER
MANAGER          MANAGER         COMPANY          VEHICLES       ACCOUNTS           COMPANY         VEHICLES       ACCOUNTS
====================================================================================================================================
MFS

Cornerstone
Strategy
Fund
          David R. Mannheim      15($6,980.7 mil) 3 ($867 mil)   68 ($10,438.4 mil) 0               0              8 ($1,017.4 mil)

          Marcus L. Smith        9 ($5,692.1 mil) 0              22 ($2,260.5 mil)  0               0              2 ($20.6 mil)

International
Fund
          David R. Mannheim      15($6,980.7 mil) 3 ($867 mil)   68 ($10,438.4 mil) 0               0              8 ($1,017.4 mil)

          Marcus L. Smith        9 ($5,692.1 mil) 0              22 ($2,260.5 mil)  0               0              2 ($20.6 mil)

World
Growth
Fund
          David R. Mannheim      15($6,980.7 mil) 3 ($867 mil)   68 ($10,438.4 mil) 0               0              8 ($1,017.4 mil)

          Marcus L. Smith        9 ($5,692.1 mil) 0              22 ($2,260.5 mil)  0               0              2 ($20.6 mil)

------------------------------------------------------------------------------------------------------------------------------------

THE BOSTON COMPANY

Emerging
Markets
Fund
          D. Kirk Henry          18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0

          Clifford Smith         18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0

          Carolyn M. Kedersha    18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0

          Andrew Johnsen         18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0

          Param Roychouldhury    18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0

          Michelle Chan          18 ($6.75 bil)   8 ($7.72 bil)  101 ($17.24 bil)   0               0              0


                                   NUMBER OF OTHER ACCOUNTS MANAGED                    NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                    AND ASSETS BY ACCOUNT TYPE                          ADVISORY FEE IS BASED ON PERFORMANCE
====================================================================================================================================
FUNDS
MANAGED BY                    REGISTERED         OTHER POOLED                          REGISTERED     OTHER POOLED
PORTFOLIO     PORTFOLIO       INVESTMENT         INVESTMENT         OTHER              INVESTMENT     INVESTMENT     OTHER
MANAGER       MANAGER         COMPANY            VEHICLES           ACCOUNTS           COMPANY        VEHICLES       ACCOUNTS
===================================================================================================================================
WELLINGTON

Balanced
Strategy
Fund
          Matthew E. Megarel  18 ($4,878.2 mil)  15 ($1,101.1 mil)  34 ($3,720.5 mil)  0              0              6 ($647.7 mil)

          Jeffrey L. Kripke   16 ($4,809.1 mil)  15 ($1,101.3 mil)  42 ($3,719.0 mil)  0              0              6 ($647.7 mil)

          Maya K. Bittar      16 ($4,809.1 mil)  15 ($1,101.1 mil)  36 ($3,720.8 mil)  0              0              6 ($647.7 mil)

          Francis J. Boggan   7 ($804.8 mil)     7 ($374.6 mil)     16 ($648.7 mil)    0              0              1 ($38.9 mil)

          James P. Hoffman    4 ($223.0 mil)     22 ($1,318.4 mil)  179 ($2,346.2 mil) 0              3 ($328.9 mil) 17 ($132.3 mil)

Cornerstone
Strategy
Fund
          Matthew E. Megarel  18 ($4,553.6 mil)  15 ($1,101.1 mil)  34 ($3,720.5 mil)  0              0              6 ($647.7 mil)

          Jeffrey L. Kripke   16 ($4,484.4 mil)  15 ($1,101.3 mil)  42 ($3,719.0 mil)  0              0              6 ($647.7 mil)

          Maya K. Bittar      16 ($4,484.4 mil)  15 ($1,101.1 mil)  36 ($3,720.8 mil)  0              0              6 ($647.7 mil)

          Francis J. Boggan   7 ($716.4 mil)     7 ($374.6 mil)     16 ($648.7 mil)    0              0              1 ($38.9 mil)

          James P. Hoffman    4 ($223.0 mil)     22 ($1,318.4 mil)  179 ($2,346.2 mil) 0              3 ($328.9 mil) 17 ($132.3 mil)

------------------------------------------------------------------------------------------------------------------------------------
BATTERYMARCH

Cornerstone
Strategy
Fund*
          Charles Lovejoy     1 ($252 mil)       7 ($255 mil)       4 ($1,642 mil)     0              0              0

          Thomas Linkas       5 ($1,323.2 mil)   23 ($2,823.5 mil)  169 ($9,426.4 mil) 0              2 ($86 mil)    8 ($679 mil)

*    Members  of  Batterymarch's  U.S.,  International,   and  Emerging  Markets
     Investment  Teams  will  manage  the  portion  of the  Fund  attributed  to
     Batterymarch.  However,  Thomas Linkas,  CFA, and Charles F. Lovejoy,  CFA,
     will be responsible for the strategic  oversight of the Fund's investments.
     Their  focus will be on  portfolio  structure,  and they will be  primarily responsible  for  ensuring  that the  Fund  complies  with  its  investment
     objectives,   guidelines,   and  restrictions  and  Batterymarch's  current
     investment  strategies.  Several  portfolio  managers and research analysts across each of these investment teams will be assigned  responsibility  for servicing the Fund.


USAA

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

         Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

         The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Investment Trust also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

         As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

         In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

   PORTFOLIO MANAGER      FUND                                DOLLAR RANGE

   Arnold Espe            Cornerstone Strategy Fund           $50,001-$100,000
                          Balanced Strategy Fund              $50,001-$100,000

   Clifford A. Gladson    Growth and Tax Strategy Fund        $100,001-$500,000

   Mark W. Johnson        Precious Metals and Minerals Fund   $100,001-$500,000
                          Cornerstone Strategy Fund           $100,001-$500,000

   Didi Weinblatt         Cornerstone Strategy Fund           $10,001-$50,000
                          Balanced Strategy Fund              $50,001-$100,000
                          GNMA Trust                          $100,001-$500,000


WELLINGTON MANAGEMENT

CONFLICTS OF INTEREST: The investment professionals listed in the prospectus ("Investment Professionals") manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Investment Professional generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are, or have the potential to be, higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Mr. Hoffmann also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the investment professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

         Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether a Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION: Each Fund pays Wellington Management a fee based on the assets under management of each Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the period ended May 31, 2005.

         Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for all other Investment Professionals is determined by the Investment Professional's experience and performance in their respective role. Base salaries for non-partners are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for non-partners. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from portfolios for which they have portfolio management responsibility, including the Fund. Each Investment Professional's incentive on the Fund is additionally linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks, peer groups, time periods, and rates may differ) to other portfolios managed by the Investment Professionals. Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actual formula, as a partner of the firm. Messrs. Hoffmann and Megargel are both partners of the firm.

FUND                                     BENCHMARK INDEX AND/OR PEER GROUP

Balanced Strategy Fund                   S&P 500 Index (Megargel, Bittar)
                                         Russell Mid Cap Index (Kripke)
                                         Target Mid Cap 750 (Boggan)
Cornerstone Strategy Fund (US Stocks)    S&P 500 Index (Megargel, Bittar)
                                         Russell Mid Cap Index (Kripke)
                                         Target Mid Cap 750 (Boggan)
Cornerstone Strategy Fund (REIT)         Wilshire Real Estate Securities Total
                                         Return Index

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, no portfolio managers of Wellington Management beneficially owned any securities of the Funds in which they managed.

MFS

CONFLICTS OF INTEREST: MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.

         In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

         When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

         MFS does not receive a performance fee for its management of the Fund. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund-for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION: Portfolio manager total cash compensation is a combination of base salary and performance bonus:

      * Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

      * Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qual-itative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

      * The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

      * The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

         Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

         Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, no portfolio managers of MFS beneficially owned any securities of the Funds in which they managed.

THE BOSTON COMPANY

CONFLICTS OF INTEREST: A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company Asset Management, LLC ("The Boston Company") has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

         These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

         This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

NEW INVESTMENT OPPORTUNITIES

Potential Conflict: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

      * The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

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

COMPENSATION

Potential Conflict: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

      * The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation.

INVESTMENT OBJECTIVES

Potential Conflict: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

      * To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

TRADING

Potential Conflict: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

      * When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

PERSONAL INTEREST

Potential Conflict: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

      * All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

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

OUTSIDE DIRECTORSHIP

Potential Conflict: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside
Directorships and Offices (CPP-805-I). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

      * In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

PROXY VOTING

Potential Conflict: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of our client accounts.

      * Material conflicts of interest are addressed through the establishment of our parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

PERSONAL TRADING

Potential Conflict: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

      * Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or
         (b) in anticipation of the effect of such recommendation on the market price.

      * Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

SOFT DOLLARS

Potential Conflict: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

      * It is the policy of The Boston Company to enter into soft-dollar arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. All soft dollar services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved in advance by the Soft Dollar Committee.

CONSULTANT BUSINESS

Potential Conflict: Many of our clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (I.E. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms

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

and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

      *  The Boston Company does not pay referral fees to consultants.

GIFTS

Potential Conflict: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists.

The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

      * The Boston Company has established a Gift Policy that supplements the Mellon Code of Conduct. Gifts received with a face value under $100 may be accepted so long as they are not intended to influence. It is imperative that common sense and good judgment be used when accepting gifts in the course of business. For gifts accepted in accordance with the Gift Policy and the Mellon Code of Conduct with a face value over $100, The Boston Company has determined that it is in the best interest of the firm and its employees that any amount over $100 shall be donated to a 501 (c)(3) charitable organization of the employee's choice.

         COMPENSATION: The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer groups (or Callan EM Universe of Performance Ranking in the case of the USAA Emerging Markets Fund). Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

         For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

         All portfolio managers and analysts are also eligible to participate in The Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and The Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in The Boston Company's operating income.

PORTFOLIO OWNERSHIP: As of the fiscal year ended May 31, 2005, no portfolio managers of The Boston Company beneficially owned any securities of the Fund in which they managed.

NTI

MATERIAL CONFLICTS OF INTEREST: NTI's portfolio managers are often responsible for managing one or more Funds and other accounts, including proprietary accounts, separate accounts, and other pooled investment vehicles, like unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle, which may have materially higher fee arrangements than a Fund and may also have a performance-based fee. The side-by-side management of the Funds, separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices like cross trading between a Fund and another account raise conflicts of interest issues. NTI has developed policies and procedures that are intended to mitigate those conflicts.

COMPENSATION: As of December 31, 2004, with respect to the NTI's index portfolio managers, compensation is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. The annual incentive award is discretionary and is based on the overall financial performance of The Northern Trust Company, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team. For the portfolio managers, the variable incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

PORTFOLIO OWNERSHIP: As of December 1, 2005, no portfolio manager of NTI beneficially owned any securities of the Fund in which they managed.

BATTERYMARCH

CONFLICTS OF INTEREST: Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

     Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF INVESTMENT OPPORTUNITIES: If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations that are aimed to provide, over the long run, for fair treatment of each client account. On each trading day, Batterymarch's accounts are selected at random as to the order in which they will undergo portfolio construction. Sales of securities are allocated across all similarly managed client accounts (I.E., managed under the same mandate and style) on a pro-rata basis. Batterymarch's trade order management system is able to process trade allocations automatically, including pro-rata allocations.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES: Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

     In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

     Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

     Batterymarch  has  created  certain  compliance   policies  and  procedures
designed to minimize harm from such contradictory activities/events.

PERSONAL SECURITIES TRANSACTIONS: Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

     Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

     To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

     Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

PERFORMANCE-BASED FEE ARRANGEMENTS: Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to be made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation, as described below in our response under Compensation.

SOFT DOLLARS: Batterymarch does not use brokerage commissions (i.e., soft dollars) to pay for third party research products and services. Batterymarch does receive proprietary research products and services directly from certain brokers, but for US equity mandates, including the Funds, the provision of research services to Batterymarch by a broker does not alone influence Batterymarch to select that broker.

COMPENSATION: Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

         The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

* Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as each of the Funds. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

*    Portfolio manager assistance in servicing clients; and

*    Portfolio manager contribution to new business development.

     Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment per-formance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

PORTFOLIO   OWNERSHIP:   As  of  December  1,  2005,  no  portfolio  manager  of
Batterymarch beneficially owned any securities of the Fund in which they managed.


                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

      * Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

      * Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

      *  As disclosed in this SAI; and

      *  As required by law or a regulatory body.

         If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

         The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subdviser(s), administrator, and each of their respective affiliates and advisers.

         Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Directors/Trustees at each quarterly meeting about (i) any determinations made by the CCO, USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

         Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on USAA.COM 15 days following the end of the month.

         In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connec-tion with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's Securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions. In addition, assets of the Balanced Strategy, Cornerstone Strategy, Growth and Tax Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036- 1221, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.


               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.   LONG-TERM DEBT RATINGS:
     MOODY'S   INVESTOR SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MIDRANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

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STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to non payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG       This  designation  denotes   speculative-grade   credit  quality.  Debt
         instruments in this category may lack sufficient margins of protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2    Satisfactory   capacity  to  pay  principal  and  interest,   with  some
        vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

 A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

 A-2    Capacity  for  timely  payment  on  issues  with  this   designation  is
        satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

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

FITCH

 F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

 F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

 F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         outstanding ability to repay short-term debt obligations.

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

AMB-2    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,   a
         satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.


06088-1005
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